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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2002

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                            KINDRED HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                       001-14057            61-1323993
  (State or other jurisdiction         (Commission File        (IRS Employer
of incorporation or organization)           Number)          Identification No.)


                             680 South Fourth Street
                              Louisville, Kentucky
                    (Address of principal executive offices)
                                   40202-2412
                                   (Zip Code)

       Registrant's telephone number, including area code: (502) 596-7300

                                 Not Applicable
         (Former name or former address, if changed since last report.)

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Item 5.  Other Events and Regulation FD Disclosure.

     Kindred Healthcare, Inc. ("Company") has announced the appointment of Lane
M. Bowen as President of its Health Services Division.

     Mr. Bowen has been employed by the Company since January 2001 and served most recently as its Senior Vice President, Pacific Region of the Health Services Division. Mr. Bowen has over 25 years experience in the long-term healthcare industry. From November 1995 to December 2000, he served as Executive Vice President and Chief Operating Officer of Life Care Centers of America, Inc., an operator of more than 200 skilled nursing centers. Prior to joining Life Care, Mr. Bowen served in various capacities with The Hillhaven Corporation.

     A copy of the press release issued by the Company is attached as Exhibit
99.1

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits.

          Exhibit 99.1 - Press Release dated October 23, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 KINDRED HEALTHCARE, INC.


Date: October 23, 2002           By:  /s/ Richard A. Lechleiter
                                     -------------------------------------------
                                          Richard A. Lechleiter
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer